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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K


                                   ----------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   December 1, 1997
                                                   -----------------


                        GLOBAL PHARMACEUTICAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   0-27354                  65-0403311
----------------------------       -----------               -------------
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)



Castor & Kensington Avenues, Philadelphia, PA                    19124
---------------------------------------------                -------------
   (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:       (215) 289-2220
                                                          --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

         On December 1, 1997, Global Pharmaceutical Corporation issued the press release filed herewith as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.      Press Release dated December 1, 1997.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GLOBAL PHARMACEUTICAL
                                      CORPORATION



Date: December 9, 1997              By: /s/ Max Mendelsohn
                                        ------------------
                                            Name: Max Mendelsohn
                                            Title: President and Chief Executive
                                                   Officer